UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2006


                             BESTWAY COACH EXPRESS INC.
                             --------------------------
               (Exact name of registrant as specified in its charter)

      New York                     0-51437                     13-3961159
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(State of Incorporation)    (Commission File No.)         (IRS Employer ID No.)

                 2 Mott Street, 7th Floor, New York, New York 10013

                       Address of Principal Executive Offices


                                   (212) 608-8988
                      -------------------------------------
                 Registrant's Telephone Number, Including Area Code


                      -------------------------------------
                   Former Address of Principal Executive Offices

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS

On August 14, 2006 Bestway Coach Express, Inc. (the "Company") announced that its common stock commenced quotation on the NASD Over-the-Counter Bulletin Board on June 28, 2006 under the symbol BWCX.OB. A copy of the Company's press is attached hereto as Exhibit 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Number      Description

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    99.1 Press Release
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                                     SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 14, 2006

                                          BESTWAY COACH EXPRESS, INC.


                                          /s/ Wilson Cheng
                                          --------------------------------
                                          Wilson Cheng
                                          Chief Executive Officer

                                   EXHIBIT INDEX


Number      Description

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    99.1 Press Release
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